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                                                                   EXHIBIT 10.39

TRADEMARK AND TRADEMARK
APPLICATIONS SECURITY AGREEMENT                  WELLS FARGO RETAIL FINANCE, LLC
765890.1

                                                                  April 10, 2003

THIS AGREEMENT is made between

                  Wells Fargo Retail Finance, LLC, (the "LENDER") a Delaware limited liability company with offices at One Boston Place - 18th Floor Boston, Massachusetts 02108

                  and

                  Gadzooks, Inc. (hereinafter, the "BORROWER"), a Texas corporation with its principal executive offices at 4121 International Parkway, Carrollton, Texas 75007

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                   WITNESSETH:

         1.       BACKGROUND:   The Lender and the Borrower have entered in a
certain Loan and Security Agreement of even date (as such agreement may be modified, supplemented, amended or restated from time to time, hereinafter, the "LOAN AGREEMENT") pursuant to which a credit facility has been established in favor of the Borrower and under which the Borrower's Liabilities are to be secured by certain of the Borrower's assets, including all Marks. (Terms used herein which are defined in the Loan Agreement are used as so defined).

         2.       GRANT OF SECURITY INTEREST:   To secure the Liabilities, the
Borrower hereby creates a security interest in favor of the Lender, with power of sale (which power of sale shall be exercisable only following the occurrence of an Event of Default) in and to the following and all proceeds thereof (collectively, the "TM COLLATERAL"):

                  (a) All of the Borrower's now owned or existing or hereafter acquired or arising trademarks, trademark applications, service marks, registered service marks and service mark applications including, without limitation, those listed on EXHIBIT A annexed hereto and made a part hereof, together with any goodwill connected with and symbolized by any such trademarks, trademark applications, service marks, registered service marks, and service mark applications.

                  (b)      All renewals of any of the foregoing.

                  (c) All income, royalties, damages and payments now and hereafter due

...April 10, 2003..

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and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof.

                  (d) The right to sue for past, present and future infringements and dilutions of any of the foregoing.

                  (e) All of Borrower's rights corresponding to any of the foregoing throughout the world.

         3. PROTECTION OF MARKS BY BORROWER: The Borrower shall undertake the following with respect to each items respectively described in Sections 2(a) and 2(b) (collectively, the "MARKS"):

                  (a) Pay all renewal fees and other fees and costs associated with maintaining the Marks and with the processing of the Marks.

                  (b) At the Borrower's sole cost, expense, and risk, pursue the prompt, diligent, processing of each Application for Registration which is the subject of the security interest created herein and not abandon or delay any such efforts.

                  (c) At the Borrower's sole cost, expense, and risk, take any and all action which Borrower deems desirable to protect the Marks, including, without limitation, but subject to Borrower's discretion, the prosecution and defense of infringement actions.

         4. BORROWER'S REPRESENTATIONS AND WARRANTIES: The Borrower represents and warrants that:

                  (a) EXHIBIT A includes all of the registered trademarks, Federal trademark applications, registered service marks and Federal service mark applications now owned by the Borrower.

                  (b) All TM Collateral is and shall remain, free and clear of all liens, Encumbrances, or security interests to any Person other than to the Lender.

                  (c) The Borrower shall give the Lender written notice (with reasonable detail) within Ten (10) days following the occurrence of any of the following:

                           (i) The Borrower's obtaining rights to, and filing applications for registration of, any new trademarks, or service marks, or otherwise acquires ownership of any newly registered trademarks, registered service marks, trademark applications, or service mark applications, (other than the Borrower's right to sell products containing the trademarks of others in the ordinary course of Borrower's business).

                           (ii) The Borrower's becoming entitled to the benefit of any registered trademarks, trademark applications, trademark licenses, trademark license renewals, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor (other than Borrower's right to sell products containing the trademarks of others in the ordinary course of Borrower's business).

                           (iii) The Borrower's entering into any new trademark license agreement or service mark license agreement.

         5.       AGREEMENT APPLIES TO FUTURE MARKS:

...April 10, 2003..

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                  (a)      The provisions of this TM Security Agreement shall
automatically apply to any such additional property or rights described in 4(c), above, all of which shall be deemed to be and treated as "Marks" within the meaning of this TM Security Agreement.

                  (b) The Borrower hereby authorizes the Lender to take all such action to protect the Lender's interest in and concerning any future registered trademarks, trademark applications, registered service marks and service mark applications, written notice of which is so given, provided, however, the Lender's taking of such action shall not be a condition to the creation or perfection of the security interest created hereby.

         6. BORROWER'S RIGHTS TO ENFORCE MARKS: Prior the Lender's giving of notice to the Borrower following the occurrence of an Event of Default, the Borrower shall have the exclusive right to sue for past, present and future infringement of the Marks including the right to seek injunctions and/or money damages, in an effort by Borrower to protect the Marks against encroachment by third parties, provided, however:

                  (a) The Borrower first provides the Lender with written notice of the Borrower's intention to so sue for enforcement of any Mark.

                  (b) Any money damages awarded or received by the Borrower on account of such suit (or the threat of such suit) shall constitute TM Collateral.

                  (c) Following the occurrence of any Event of Default, the Lender, by notice to the Borrower may be terminate or limit the Borrower's rights under this Section 6.

         7.       LENDER'S ACTIONS TO PROTECT MARKS: In the event of

                  (a) the Borrower's failure, within Five (5) days of written notice from the Lender, to cure any failure by the Borrower to perform any of the Borrower's obligations set forth in Section 3; and/or

                  (b) the occurrence of any Event of Default, the Lender, acting in its own name or in that of the Borrower, may (but shall not be required to) act in the Borrower's place and stead and/or in the Lenders' own right in connection therewith.

         8.       RIGHTS UPON DEFAULT:   Upon the occurrence of any Event of
Default, the Lender may exercise all rights and remedies of a secured party upon default under the Uniform Commercial Code as adopted in Massachusetts (Massachusetts General Laws, Chapter 106), with respect to the Marks, in addition to which the Lender may sell, license, assign, transfer, or otherwise dispose of the Marks. Any person may conclusively rely upon an affidavit of an officer of the Lender that an Event of Default has occurred and that the Lender is authorized to exercise such rights and remedies.

         9.       LENDER AS ATTORNEY IN FACT:

                  (a) The Borrower hereby irrevocably constitutes and designates the Lender as and for the Borrower's attorney in fact, effective following the occurrence of any Event of Default:

                           (i) To exercise any of the rights and powers referenced in Sections 3 and 5(b).

...April 10, 2003..

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                           (ii)     To execute all such instruments, documents,
         and papers as the Lender determines to be appropriate in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the Marks.

                  (b) The within grant of a power of attorney, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a duly authorized officer of the Lender.

                  (c) The Lender shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9(a) herein, but if the Lender elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Lender has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

         10.      LENDER'S RIGHTS:

                  (a) Any use by the Lender of the Marks, as authorized hereunder in connection with the exercise of the Lender' rights and remedies under this Agreement and under the Loan Agreement shall be coextensive with the Borrower's rights thereunder and with respect thereto and without any liability for royalties or other related charges.

                  (b) None of this Agreement, the Loan Agreement, or any act, omission, or circumstance taken or arising hereunder may be construed as directly or indirectly conveying to the Lender any rights in and to the Marks, which rights are effective except following the occurrence of any Event of Default.

         11. INTENT: It is intended that this Agreement supplement the Loan Agreement. All provisions of the Loan Agreement shall apply to the Marks. The Lender shall have the same rights, remedies, powers, privileges and discretions, with respect to the security interests created in the TM Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Loan Agreement, the terms of this Agreement shall control with respect to the TM Collateral and the Loan Agreement with respect to all other Collateral.

         12. CHOICE OF LAWS: It is intended that this Agreement take effect as a sealed instrument and that all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Borrower and the Lender respectively have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

...April 10, 2003..

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GADZOOKS, INC.                           WELLS FARGO RETAIL FINANCE, LLC
(The "Borrower")                                         (The "Lender")

By_________________________                    By________________________

Name_______________________                    Name______________________

Title______________________                    Title_____________________

THE _______ OF ____________

COUNTY OF _________, SS

         Then personally appeared before me ____________ who acknowledged that such person is the duly authorized _______________ of Gadzooks, Inc. and that such person had executed the foregoing instrument on its behalf.

         Witness my hand and seal this _____ day of _____________

                                         _________________________________
                                                 , Notary Public
                                                   My Commission Expires:

THE _______ OF _________

COUNTY OF __________

         Then personally appeared before me ____________, who acknowledged that such person is the duly authorized _________________ of Wells Fargo Retail Finance, LLC and that such person executed the foregoing instrument on its behalf.

         Witness my hand and seal this ___ day of _______________

                                         _________________________________
                                                  , Notary Public
                                                    My Commission Expires:

...April 10, 2003..

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                                    EXHIBIT A

Borrower's now owned or existing or hereafter acquired or arising registered service marks and Federal service mark applications, registered trademarks, and Federal trade mark applications:

              TRADEMARK/SERVICE MARK APPLICATIONS AND REGISTRATIONS

 TRADEMARK                REGISTRATION NUMBER                 REGISTRATION DATE
-------------------------------------------------------------------------------
Gadzooks                                                            1983

Misdemeanor                   75/929,640                           Pending

Bad Kitty                     76/242,269                           Pending

Taunt                         75/932,858                           Pending

Verbal Assault                 2,664,352                           12-17-02

...April 10, 2003..

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